SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 5, 2004

ITERIS HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-10605	95-2588496
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1515 South Manchester Avenue, Anaheim, California 92802
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (714) 774-5000

(Former Name or Former Address, if Changed since Last Report)

Item 7.            Exhibits

(c)           Exhibits

99.1                           Press Release dated August 5, 2004, of the Registrant.

Item 12.         Results of Operations and Financial Condition

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

On August 5, 2004, Iteris Holdings, Inc. issued an earnings release announcing its financial results for the first quarter ended June 30, 2004.  A copy of the earnings release is attached as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 5, 2004

ITERIS HOLDINGS, INC.,
a Delaware corporation

	By:	/S/ GREGORY A. MINER
Gregory A. Miner
Chief Executive Officer
and Chief Financial Officer

EXHIBIT INDEX

Exhibits	Description
99.1	Press Release dated August 5, 2004, of the Registrant.